                                                                    Exhibit 99.3
                FIVE YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                 (Dollars in thousands, except per share data)

                                    As of/For the Years Ended December 31,
                          ---------------------------------------------------------------
                             2000         1999         1998         1997         1996
                          -----------  -----------  -----------  -----------  -----------
Summary of Operations
  Interest income.......  $ 4,878,610  $ 4,233,162  $ 3,936,661  $ 3,576,789  $ 3,235,788
  Interest expense......    2,563,912    2,038,453    1,928,441    1,720,647    1,533,867
                          -----------  -----------  -----------  -----------  -----------
  Net interest income...    2,314,698    2,194,709    2,008,220    1,856,142    1,701,921
  Provision for loan and
   lease losses.........      147,187      126,559      126,269      136,863       83,931
                          -----------  -----------  -----------  -----------  -----------
  Net interest income
   after provision for
   loan and lease
   losses...............    2,167,511    2,068,150    1,881,951    1,719,279    1,617,990
  Noninterest income....      846,649      957,428      765,712      645,572      492,435
  Noninterest expense...    2,001,154    1,869,668    1,582,845    1,510,803    1,328,167
                          -----------  -----------  -----------  -----------  -----------
  Income before income
   taxes................    1,013,006    1,155,910    1,064,818      854,048      782,258
  Provision for income
   taxes................      314,518      377,185      343,854      288,945      255,085
                          -----------  -----------  -----------  -----------  -----------
  Net income............  $   698,488  $   778,725  $   720,964  $   565,103  $   527,173
                          ===========  ===========  ===========  ===========  ===========
Per Common Share
  Average shares
   outstanding (000's):
   Basic................      450,789      447,569      442,423      438,808      438,627
   Diluted..............      456,214      454,771      451,001      446,846      447,810
  Basic earnings per
   share................  $      1.55  $      1.74  $      1.63  $      1.29  $      1.20
                          ===========  ===========  ===========  ===========  ===========
  Diluted earnings per
   share................  $      1.53  $      1.71  $      1.60  $      1.26  $      1.18
                          ===========  ===========  ===========  ===========  ===========
  Cash dividends paid...  $       .86  $       .75  $       .66  $       .58  $       .50
  Shareholders' equity..        11.96        10.30        10.33         9.38         8.80
Average Balances
  Securities, at
   amortized cost.......  $15,241,243  $14,820,477  $12,936,731  $11,791,115  $10,779,101
  Loans and leases *....   41,933,641   37,819,870   34,216,258   30,534,941   27,595,056
  Other assets..........    4,638,531    4,410,712    4,137,790    3,423,680    3,170,760
                          -----------  -----------  -----------  -----------  -----------
     Total assets.......  $61,813,415  $57,051,059  $51,290,779  $45,749,736  $41,544,917
                          ===========  ===========  ===========  ===========  ===========
  Deposits..............  $41,417,119  $38,741,240  $35,977,426  $33,658,603  $31,724,334
  Other liabilities.....    7,857,696    7,469,542    6,300,849    4,855,886    3,920,174
  Long-term debt........    7,627,165    6,207,966    4,694,418    3,329,176    2,253,734
  Common shareholders'
   equity...............    4,911,435    4,632,311    4,318,086    3,902,299    3,623,952
  Preferred
   shareholders'
   equity...............          --           --           --         3,772       22,723
                          -----------  -----------  -----------  -----------  -----------
     Total liabilities
      and shareholders'
      equity............  $61,813,415  $57,051,059  $51,290,779  $45,749,736  $41,544,917
                          ===========  ===========  ===========  ===========  ===========
Period End Balances
  Total assets..........  $66,552,823  $59,380,433  $54,373,105  $49,240,765  $43,747,135
  Deposits..............   43,877,319   39,319,012   38,204,833   35,268,689   33,077,799
  Long-term debt........    8,646,018    6,222,561    5,561,216    4,202,137    2,625,211
  Shareholders' equity..    5,419,809    4,640,189    4,621,543    4,095,395    3,771,773
Selected Ratios
  Rate of return on:
   Average total
    assets..............         1.13%        1.36%        1.41%        1.24%        1.27%
   Average common
    shareholders'
    equity..............        14.22        16.81        16.70        14.48        14.53
  Dividend payout.......        55.48        43.10        40.49        44.96        41.67
  Average equity to
   average assets.......         7.95         8.12         8.42         8.54         8.78

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 1
      Selected Financial Data of Significant Banking & Thrift Subsidiaries
                             (Dollars in thousands)

                                                 As of / For the Year Ended
                                                      December 31, 2000
                                              ---------------------------------
                                                BB&T-NC    BB&T-SC    BB&T-VA
                                              ----------- ---------- ----------
Total assets................................. $47,913,330 $5,249,100 $6,254,434
Securities...................................  12,716,995    389,331    564,472
Loans and leases, net of unearned income*....  31,065,543  4,008,789  4,028,827
Deposits.....................................  29,215,971  3,952,819  4,877,131
Shareholder's equity.........................   3,831,554    378,740    595,603
Net interest income..........................   1,421,898    230,877    235,543
Provision for loan and lease losses..........      79,612     12,554     12,529
Noninterest income...........................     633,992     55,306     23,704
Noninterest expense..........................   1,323,816    125,123    178,203
Net income...................................     458,903     95,175     42,122
-------------------------------------------------------------------------------
                                                 As of / For the Year Ended
                                                      December 31, 1999
                                              ---------------------------------
                                                BB&T-NC    BB&T-SC    BB&T-VA
                                              ----------- ---------- ----------
Total assets................................. $41,060,416 $4,842,462 $6,550,666
Securities...................................  10,196,460    477,705  1,681,540
Loans and leases, net of unearned income*....  26,852,336  3,698,046  4,265,276
Deposits.....................................  25,765,790  3,686,484  4,563,833
Shareholder's equity.........................   3,053,222    364,060    617,758
Net interest income..........................   1,349,554    216,781    237,715
Provision for loan and lease losses..........      75,796     15,491      7,376
Noninterest income...........................     700,251     68,473     59,324
Noninterest expense..........................   1,228,596    126,689    180,430
Net income...................................     519,577     91,059     68,756
-------------------------------------------------------------------------------
                                                 As of / For the Year Ended
                                                      December 31, 1998
                                              ---------------------------------
                                                BB&T-NC    BB&T-SC    BB&T-VA
                                              ----------- ---------- ----------
Total assets................................. $36,404,453 $4,641,393 $6,669,554
Securities...................................   9,067,377    783,727  1,607,902
Loans and leases, net of unearned income*....  24,143,314  3,266,871  4,159,735
Deposits.....................................  25,131,437  3,702,383  4,636,337
Shareholder's equity.........................   2,932,664    429,572    765,964
Net interest income..........................   1,255,010    201,132    236,198
Provision for loan and lease losses..........      66,652     13,455     13,915
Noninterest income...........................     570,295     71,945     59,549
Noninterest expense..........................   1,059,878    119,224    176,466
Net income...................................     489,572     89,653     66,155

--------
*  Includes loans held for sale.

                                    Table 2
                    Composition of Loan and Lease Portfolio*

                                                 December 31,
                          -----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------- ----------- ----------- ----------- -----------
                                            (Dollars in thousands)
Commercial, financial
 and agricultural.......  $ 6,555,578 $ 6,025,337 $ 5,675,978 $ 5,210,203 $ 4,535,907
Lease receivables.......    4,453,598   2,606,002   1,620,326     788,462     576,991
Real estate--
 construction and land
 development............    4,264,275   4,227,146   3,288,411   3,085,299   2,368,051
Real estate--mortgage...   25,239,698  22,712,509  20,574,669  18,643,701  16,658,480
Consumer................    5,891,059   5,091,840   4,505,704   4,386,600   4,413,139
                          ----------- ----------- ----------- ----------- -----------
  Loans and leases held
   for investment.......   46,404,208  40,662,834  35,665,088  32,114,265  28,552,568
  Loans held for sale...      906,244     390,338   1,375,135     668,732     342,652
                          ----------- ----------- ----------- ----------- -----------
Total loans and leases..  $47,310,452 $41,053,172 $37,040,223 $32,782,997 $28,895,220
                          =========== =========== =========== =========== ===========

--------
*  Balances include unearned income.

                                    Table 3
         Composition of Loan and Lease Portfolio Based on Loan Purpose*

                                                December 31,
                         -----------------------------------------------------------
                            2000        1999        1998        1997        1996
                         ----------- ----------- ----------- ----------- -----------
                                           (Dollars in thousands)
Business Loans.......... $21,885,646 $18,884,501 $16,308,568 $16,001,851 $12,756,812
Lease Receivables.......   2,100,965   1,508,396     992,684     616,302     470,456
                         ----------- ----------- ----------- ----------- -----------
  Total commercial loans
   and leases...........  23,986,611  20,392,897  17,301,252  16,618,153  13,227,268
Sales Finance...........   2,844,970   2,565,439   2,254,190   1,773,089   1,678,637
Revolving Credit........     863,089     713,585     602,521     571,755     569,395
Direct Retail...........   8,336,368   7,526,163   6,466,926   5,742,350   6,134,684
                         ----------- ----------- ----------- ----------- -----------
  Total consumer loans..  12,044,427  10,805,187   9,323,637   8,087,194   8,382,716
Mortgage Loans..........   8,796,037   8,604,959   9,669,303   7,545,730   7,057,922
                         ----------- ----------- ----------- ----------- -----------
  Total loans and
   leases............... $44,827,075 $39,803,043 $36,294,192 $32,251,077 $28,667,906
                         =========== =========== =========== =========== ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 4
             Selected Loan Maturities and Interest Sensitivity(/1/)

                                                    December 31, 2000
                                          -------------------------------------
                                          Commercial,
                                           Financial
                                              and      Real Estate:
                                          Agricultural Construction    Total
                                          ------------ ------------ -----------
                                                 (Dollars in thousands)
Fixed rate:
  1 year or less(2)......................  $  499,393   $  708,142  $ 1,207,535
  1-5 years..............................   1,435,620      352,092    1,787,712
  After 5 years..........................     358,060        8,585      366,645
                                           ----------   ----------  -----------
    Total................................   2,293,073    1,068,819    3,361,892
                                           ----------   ----------  -----------
Variable rate:
  1 year or less(2)......................   2,206,314    2,160,064    4,366,378
  1-5 years..............................   1,846,394    1,024,630    2,871,024
  After 5 years..........................     209,797       10,762      220,559
                                           ----------   ----------  -----------
    Total................................   4,262,505    3,195,456    7,457,961
                                           ----------   ----------  -----------
      Total loans and leases(3)..........  $6,555,578   $4,264,275  $10,819,853
                                           ==========   ==========  ===========

--------
(1)  Balances include unearned income.
(2) Includes loans due on demand.

                                                                   (Dollars in
                                                                    thousands)
                                                                   ------------
        (3) The table excludes:
          (i) consumer loans to individuals for household, family
           and other personal expenditures.......................  $  5,891,059
          (ii) real estate mortgage loans........................    25,239,698
          (iii) loans held for sale..............................       906,244
          (iv) leases............................................     4,453,598
                                                                   ------------
                                                                   $ 36,490,599
                                                                   ============

   Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.

                                    Table 5
         Allocation of Allowance for Loan and Lease Losses by Category

                                                               December 31,
                         -----------------------------------------------------------------------------------------
                               2000              1999              1998              1997              1996
                         ----------------- ----------------- ----------------- ----------------- -----------------
                                  % Loans           % Loans           % Loans           % Loans           % Loans
                                  in each           in each           in each           in each           in each
                          Amount  category  Amount  category  Amount  category  Amount  category  Amount  category
                         -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                          (Dollars in thousands)
Business loans and
 leases................. $295,918    54%   $247,005    51%   $212,472    48%   $191,337    52%   $169,256    52%
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Direct Retail...........   20,665    19      23,174    19      19,041    18      16,769    18      12,935    18
Sales Finance...........   28,058     6      30,620     6      27,701     5      29,082     5      22,418     6
Revolving Credit........   25,901     2      26,664     2      25,805     2      20,093     2      13,973     2
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
  Total Consumer........   74,624    27      80,458    27      72,547    25      65,944    25      49,326    26
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Mortgage................    2,700    19       2,420    22       3,533    27       2,757    23       2,647    22
Recently Acquired
 Subsidiaries*..........   83,259   --       63,892   --       59,816   --       58,004   --       52,186   --
Unallocated.............  121,606   --      135,461   --      142,251   --      117,651   --      113,865   --
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
  Total................. $578,107   100%   $529,236   100%   $490,619   100%   $435,693   100%   $387,280   100%
                         ========   ===    ========   ===    ========   ===    ========   ===    ========   ===

-----
* Acquired companies that had not been converted to BB&T's operating systems at December 31, 2000.

                                    Table 6
                Analysis of Allowance for Loan and Lease Losses

                                                       December 31,
                          ----------------------------------------------------------------------------
                             2000         1999         1998         1997         1996
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Balance, beginning of
 period.................  $   529,236  $   490,619  $   435,693  $   387,280  $   360,878
                          -----------  -----------  -----------  -----------  -----------  ---
 Charge-offs:
  Commercial, financial
   and agricultural.....      (33,214)     (34,693)     (23,605)     (26,531)     (19,745)
  Real estate...........      (20,759)     (19,239)     (16,165)     (19,670)     (14,564)
  Consumer..............      (93,040)     (79,075)     (85,505)     (87,212)     (63,146)
  Lease receivables.....       (3,502)        (993)      (1,167)        (671)        (768)
                          -----------  -----------  -----------  -----------  -----------
    Total charge-offs...     (150,515)    (134,000)    (126,442)    (134,084)     (98,223)
                          -----------  -----------  -----------  -----------  -----------
  Recoveries:
  Commercial, financial
   and agricultural.....       12,358       13,087        9,649        9,537       10,836
  Real estate...........        3,788        4,823        4,787        6,117        7,908
  Consumer..............       21,430       17,344       15,645       12,310       11,656
  Lease receivables.....          312          107          425          232          136
                          -----------  -----------  -----------  -----------  -----------
    Total recoveries....       37,888       35,361       30,506       28,196       30,536
                          -----------  -----------  -----------  -----------  -----------
 Net charge-offs........     (112,627)     (98,639)     (95,936)    (105,888)     (67,687)
                          -----------  -----------  -----------  -----------  -----------
 Provision charged to
  expense...............      147,187      126,559      126,269      136,863       83,931
                          -----------  -----------  -----------  -----------  -----------
 Allowance of loans
  acquired in purchase
  transactions..........       14,311       10,697       24,593       17,438       10,158
                          -----------  -----------  -----------  -----------  -----------
Balance, end of period..  $   578,107  $   529,236  $   490,619  $   435,693  $   387,280
                          ===========  ===========  ===========  ===========  ===========
Average loans and leases
 *......................  $41,933,641  $37,819,870  $34,216,258  $30,534,941  $27,595,056
Net charge-offs as a
 percentage of average
 loans and leases.......          .27%         .26%         .28%         .35%         .25%
                          ===========  ===========  ===========  ===========  ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 7
                      Composition of Securities Portfolio

                                                      December 31,
                                           -----------------------------------
                                              2000        1999        1998
                                           ----------- ----------- -----------
                                                 (Dollars in thousands)
Trading Securities (at estimated fair
 value):.................................. $    96,719 $    93,221 $    60,422
                                           ----------- ----------- -----------
Securities held to maturity (at amortized
 cost):
  U.S. Treasury, government and agency
   obligations............................     536,863     468,243     459,981
  States and political subdivisions.......      80,479     441,772     604,082
  Mortgage-backed securities..............       1,739       7,542      83,455
  Other securities........................       3,021       5,158      12,248
                                           ----------- ----------- -----------
    Total securities held to maturity.....     622,102     922,715   1,159,766
                                           ----------- ----------- -----------
Securities available for sale (at
 estimated fair value):
  U.S. Treasury, government and agency
   obligations............................   9,727,118   6,316,552   5,556,162
  States and political subdivisions.......   1,038,555     684,833     284,448
  Mortgage-backed securities..............   2,805,607   4,426,303   4,819,723
  Other securities........................   1,659,843   1,974,566   1,566,080
                                           ----------- ----------- -----------
    Total securities available for sale...  15,231,123  13,402,254  12,226,413
                                           ----------- ----------- -----------
      Total securities.................... $15,949,944 $14,418,190 $13,446,601
                                           =========== =========== ===========

                                    Table 8
           Scheduled Maturities of Time Deposits $100,000 and Greater
                               December 31, 2000
                             (Dollars in thousands)

        Maturity Schedule
          Less than three months.................................... $1,718,070
          Three through six months..................................  1,193,255
          Seven through twelve months...............................  1,381,691
          Over twelve months........................................  1,443,887
                                                                     ----------
            Total................................................... $5,736,903
                                                                     ==========

                                    Table 9
                           Short-Term Borrowed Funds

   The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                              2000        1999        1998
                                           ----------  ----------  ----------
                                                (Dollars in thousands)
Maximum outstanding at any month-end
 during the year.......................... $8,822,265  $8,648,596  $7,338,476
Balance outstanding at end of year........  7,309,978   8,392,344   5,281,475
Average outstanding during the year.......  6,987,954   6,709,177   5,605,738
Average interest rate during the year.....       5.96%       4.88%       5.18%
Average interest rate at end of year......       6.07        4.31        4.80

                                    Table 10
    Capital Adequacy for BB&T Corporation and Principal Banking Subsidiaries
                               December 31, 2000

                                             Regulatory
                                             Minimums to
                                  Regulatory   be Well         BB&T  BB&T  BB&T
                                   Minimums  Capitalized BB&T   NC    SC    VA
                                  ---------- ----------- ----  ----  ----  ----
Risk-based capital ratios:
  Tier 1 capital(1)..............    4.0%        6.0%     9.7%  9.5%  9.0% 10.2%
  Total risk-based capital(2)....    8.0        10.0     12.2  10.7  10.2  11.4
Tier 1 leverage ratio(3).........    3.0         5.0      7.3   6.8   7.4   7.4

--------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                    Table 11
                                   Securities

                                                      December 31, 2000
                                               -------------------------------
                                               Carrying Value Average Yield(3)
                                               -------------- ----------------
                                                   (Dollars in thousands)
U.S. Treasury, government and agency
 obligations(1):
  Within one year.............................  $   459,116         6.45%
  One to five years...........................    5,831,154         7.21
  Five to ten years...........................    4,244,638         7.55
  After ten years.............................    2,536,419         7.01
                                                -----------         ----
    Total.....................................   13,071,327         7.26
                                                -----------         ----
States and political subdivisions:
  Within one year.............................       33,446         7.51
  One to five years...........................      215,990         7.63
  Five to ten years...........................      553,320         7.53
  After ten years.............................      316,278         7.52
                                                -----------         ----
    Total.....................................    1,119,034         7.55
                                                -----------         ----
Other securities:
  Within one year.............................        5,393         6.03
  One to five years...........................       34,921         6.88
  Five to ten years...........................       43,337         6.96
  After ten years.............................      195,635         7.87
                                                -----------         ----
    Total.....................................      279,286         7.43
                                                -----------         ----
Securities with no stated maturity............    1,480,297         5.85
                                                -----------         ----
    Total securities(2).......................  $15,949,944         7.15%
                                                ===========         ====

--------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $2.8 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.
(2) Includes securities held to maturity of $622.1 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $15.2 billion and $96.7 million, respectively.
(3)  Taxable equivalent basis as applied to amortized cost.

                                    Table 12
                                 Asset Quality

                                                         December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
                                                    (Dollars in thousands)
Nonaccrual loans and leases(1)................... $180,638  $144,247  $145,599
Restructured loans...............................      492     1,681     3,744
Foreclosed property..............................   55,199    47,143    60,030
                                                  --------  --------  --------
  Nonperforming assets........................... $236,329  $193,071  $209,373
                                                  ========  ========  ========
  Loans 90 days or more past due and still
   accruing...................................... $ 81,629  $ 66,241  $ 68,360
                                                  ========  ========  ========
Asset Quality Ratios:
  Nonaccrual and restructured loans and leases as
   a percentage of loans and leases(2)...........      .40%      .37%      .41%
  Nonperforming assets as a percentage of:
    Total assets.................................      .36       .33       .39
    Loans and leases plus foreclosed
     property(2).................................      .53       .48       .58
  Net charge-offs as a percentage of average
   loans and leases(2)...........................      .27       .26       .28
  Allowance for losses as a percentage of loans
   and leases(2).................................     1.29      1.33      1.35
  Ratio of allowance for losses to:
    Net charge-offs..............................     5.13x     5.37x     5.11x
    Nonaccrual and restructured loans and
     leases......................................     3.19      3.63      3.29

--------
(1) Includes $73.4 million, $68.4 million and $77.5 million of impaired loans at December 31, 2000, 1999 and 1998, respectively. See Note D. in the "Notes to Consolidated Financial Statements."
(2) Loans and leases are net of unearned income and include loans held for sale.

                                   Table 13
              FTE Net Interest Income and Rate / Volume Analysis
             For the Years Ended December 31, 2000, 1999 and 1998

                                 Average Balances             Yield/Rate               Income/Expense
                        ----------------------------------- ----------------  --------------------------------
                           2000        1999        1998     2000  1999  1998     2000       1999       1998
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
                                                                                   (Dollars in thousands)
 Assets
 Securities (1):
 U.S. Treasury,
 government and
 other (5)..........    $14,144,391 $13,737,216 $12,161,781 6.90% 6.45% 6.62% $  976,057 $  886,367 $  804,838
 States and
 political
 subdivisions.......      1,096,852   1,083,261     774,950 7.49  7.61  7.81      82,143     82,428     60,504
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
  Total securities
  (5)...............     15,241,243  14,820,477  12,936,731 6.94  6.54  6.69   1,058,200    968,795    865,342
 Other earning
 assets (2).........        440,804     617,589     695,174 6.71  5.14  5.42      29,585     31,774     37,705
 Loans and leases,
 net of unearned
 income (1)(3)(4)(5)..   41,933,641  37,819,870  34,216,258 9.36  8.80  9.10   3,924,491  3,329,646  3,112,554
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
  Total earning
  assets............     57,615,688  53,257,936  47,848,163 8.70  8.13  8.39   5,012,276  4,330,215  4,015,601
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
  Non-earning
  assets............      4,197,727   3,793,123   3,442,616
                        ----------- ----------- -----------
    Total assets....    $61,813,415 $57,051,059 $51,290,779
                        =========== =========== ===========
 Liabilities and
 Shareholders'
 Equity
 Interest-bearing
 deposits:
 Savings and
 interest-
 checking...........    $ 3,890,137 $ 4,592,046 $ 4,808,095 1.89  2.08  2.28      73,470     95,489    109,391
 Money rate
 savings............     10,494,588   9,297,377   7,589,489 3.68  3.00  3.16     386,716    278,656    239,848
 Other time
 deposits...........     21,135,213  19,278,553  18,514,636 5.80  5.17  5.49   1,225,143    996,189  1,016,454
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
    Total interest-
    bearing
    deposits........     35,519,938  33,167,976  30,912,220 4.74  4.13  4.42   1,685,329  1,370,334  1,365,693
 Short-term borrowed
 funds..............      6,987,954   6,709,177   5,605,738 5.96  4.88  5.18     416,303    327,148    290,318
 Long-term debt.....      7,627,165   6,207,966   4,694,418 6.06  5.49  5.80     462,280    340,971    272,430
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
    Total interest-
    bearing
    liabilities.....     50,135,057  46,085,119  41,212,376 5.11  4.42  4.68   2,563,912  2,038,453  1,928,441
                        ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
 Noninterest-bearing
 deposits...........      5,897,181   5,573,264   5,065,206
 Other liabilities..        869,742     760,365     695,111
 Shareholders'
 equity.............      4,911,435   4,632,311   4,318,086
                        ----------- ----------- -----------
    Total
    liabilities and
    shareholders'
    equity..........    $61,813,415 $57,051,059 $51,290,779
                        =========== =========== ===========
 Average interest
 rate spread........                                        3.59  3.71  3.71
 Net yield on
 earning assets.....                                        4.25% 4.30% 4.36% $2,448,364 $2,291,762 $2,087,160
                                                            ====  ====  ====  ========== ========== ==========
 Taxable equivalent
 adjustment.........                                                          $  133,666 $   97,053 $   78,940
                                                                              ========== ========== ==========
                               2000 v. 1999                    1999 v. 1998
                        ------------------------------ -------------------------------
                                     Change due to                  Change due to
                         Increase  -------------------  Increase  --------------------
                        (Decrease)   Rate     Volume   (Decrease)   Rate      Volume
                        ---------- --------- --------- ---------- ---------- ---------
 Assets
 Securities (1):
 U.S. Treasury,
 government and
 other (5)..........    $ 89,690   $ 62,872  $ 26,818  $ 81,529   $ (20,545) $102,074
 States and
 political
 subdivisions.......        (285)    (1,312)    1,027    21,924      (1,573)   23,497
                        ---------- --------- --------- ---------- ---------- ---------
  Total securities
  (5)...............      89,405     61,560    27,845   103,453     (22,118)  125,571
 Other earning
 assets (2).........      (2,189)     8,248   (10,437)   (5,931)     (1,871)   (4,060)
 Loans and leases,
 net of unearned
 income (1)(3)(4)(5)..   594,845    218,218   376,627   217,092    (102,638)  319,730
                        ---------- --------- --------- ---------- ---------- ---------
  Total earning
  assets............     682,061    288,026   394,035   314,614    (126,627)  441,241
                        ---------- --------- --------- ---------- ---------- ---------
  Non-earning
  assets............
    Total assets....
 Liabilities and
 Shareholders'
 Equity
 Interest-bearing
 deposits:
 Savings and
 interest-
 checking...........     (22,019)    (8,260)  (13,759)  (13,902)     (9,132)   (4,770)
 Money rate
 savings............     108,060     69,218    38,842    38,808     (12,900)   51,708
 Other time
 deposits...........     228,954    127,854   101,100   (20,265)    (61,187)   40,922
                        ---------- --------- --------- ---------- ---------- ---------
    Total interest-
    bearing
    deposits........     314,995    188,812   126,183     4,641     (83,219)   87,860
 Short-term borrowed
 funds..............      89,155     75,086    14,069    36,830     (17,740)   54,570
 Long-term debt.....     121,309     37,806    83,503    68,541     (15,260)   83,801
                        ---------- --------- --------- ---------- ---------- ---------
    Total interest-
    bearing
    liabilities.....     525,459    301,704   223,755   110,012    (116,219)  226,231
                        ---------- --------- --------- ---------- ---------- ---------
 Noninterest-bearing
 deposits...........
 Other liabilities..
 Shareholders'
 equity.............
    Total
    liabilities and
    shareholders'
    equity..........
 Average interest
 rate spread........
 Net yield on
 earning assets.....    $156,602   $(13,678) $170,280  $204,602   $ (10,408) $215,010
                        ========== ========= ========= ========== ========== =========
 Taxable equivalent
 adjustment.........

----
(1) Yields related to securities, loans and leases exempt from income taxes are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                    Table 14
                               Noninterest Income

                                 Years Ended December 31,       % Change
                                ----------------------------- ---------------
                                                                        1999
                                                              2000 v.    v.
                                  2000       1999      1998    1999     1998
                                ---------  --------  -------- -------   -----
                                  (Dollars in thousands)
Service charges on deposits...  $ 292,492  $268,620  $242,126    8.9 %   10.9 %
Mortgage banking income.......    104,579   167,056   130,860  (37.4)    27.7
Trust income..................     80,039    73,361    57,653    9.1     27.2
Agency insurance commissions..    146,684    94,484    65,915   55.2     43.3
Other insurance commissions...     15,370    14,349    13,368    7.1      7.3
Securities (losses) gains,
 net..........................   (219,366)   (1,630)   14,512     NM       NM
Bankcard fees and merchant
 discounts....................     57,851    47,825    41,011   21.0     16.6
Investment banking and
 brokerage fees and
 commissions..................    163,480   129,746    46,448   26.0       NM
Other bank service fees and
 commissions..................    108,687    89,572    73,490   21.3     21.9
International income..........      7,337     6,120     4,563   19.9     34.1
Amortization of negative
 goodwill.....................      6,243     6,243     6,243    --       --
Other noninterest income......     83,253    61,682    69,523   35.0    (11.3)
                                ---------  --------  --------  -----    -----
  Total noninterest income....  $ 846,649  $957,428  $765,712  (11.6) %  25.0 %
                                =========  ========  ========  =====    =====

--------
NM--Not Meaningful

                                    Table 15
                              Noninterest Expense

                                                                   % Change
                                                                ---------------
                                   Years Ended December 31,
                               -------------------------------- 2000 v. 1999 v.
                                  2000       1999       1998     1999    1998
                               ---------- ---------- ---------- ------- -------
                                    (Dollars in thousands)
Salaries and wages...........  $  870,931 $  798,388 $  680,660    9.1%  17.3%
Pension and other employee
 benefits....................     177,379    158,978    131,113   11.6   21.3
Net occupancy expense on bank
 premises....................     133,770    122,156    105,884    9.5   15.4
Furniture and equipment
 expense.....................     168,317    160,231    135,271    5.0   18.5
Federal deposit insurance
 premiums....................      12,007     11,798      8,042    1.8   46.7
Foreclosed property expense..       6,354      5,992      4,064    6.0   47.4
Amortization of intangibles
 and mortgage servicing
 rights......................      83,401     83,956     64,581   (0.7)  30.0
Software.....................      22,147     20,070     12,335   10.3   62.7
Telephone....................      45,600     37,317     31,379   22.2   18.9
Donations....................      13,607     15,195      8,428  (10.5)  80.3
Advertising and public
 relations...................      37,098     36,630     37,380    1.3   (2.0)
Travel and transportation....      22,305     17,538     13,585   27.2   29.1
Professional services........      71,677     86,090     76,115  (16.7)  13.1
Supplies.....................      34,634     31,846     30,064    8.8    5.9
Loan and lease expense.......      43,183     43,324     32,962   (0.3)  31.4
Deposit related expense......      20,945     20,749     17,067    0.9   21.6
Other noninterest expenses...     237,799    219,410    193,915    8.4   13.1
                               ---------- ---------- ----------  -----   ----
  Total noninterest expense..  $2,001,154 $1,869,668 $1,582,845    7.0%  18.1%
                               ========== ========== ==========  =====   ====

                                    Table 16
                     Interest Rate Sensitivity Gap Analysis
                               December 31, 2000

                                      Expected Repricing or Maturity Date
                          ---------------------------------------------------------------
                          Within One     One to      Three to    After Five
                             Year      Three Years  Five Years      Years        Total
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Assets
 Securities and other
  interest-earning
  assets(1).............  $ 1,595,564  $ 3,281,868  $ 5,635,657  $ 5,498,561  $16,011,650
 Federal funds sold and
  securities purchased
  under resale
  agreements or similar
  arrangements..........      329,637          --           --           --       329,637
 Loans and leases(2)....   27,899,195    7,331,972    4,521,625    5,074,283   44,827,075
                          -----------  -----------  -----------  -----------  -----------
Total interest-earning
 assets.................   29,824,396   10,613,840   10,157,282   10,572,844   61,168,362
                          -----------  -----------  -----------  -----------  -----------
Liabilities
 Savings and interest
  checking(3)...........          --     2,038,784      679,595      679,594    3,397,973
 Money rate savings(3)..    5,926,807    5,926,807          --           --    11,853,614
 Other time deposits....   15,793,658    6,154,854      468,024       30,963   22,447,499
 Federal funds purchased
  and securities sold
  under repurchase
  agreements or similar
  arrangements..........    4,211,593          --           --           --     4,211,593
 Long-term debt and
  other borrowings......    4,896,504      285,313      727,002    5,835,584   11,744,403
                          -----------  -----------  -----------  -----------  -----------
Total interest-bearing
 liabilities............   30,828,562   14,405,758    1,874,621    6,546,141  $53,655,082
                          -----------  -----------  -----------  -----------  ===========
                          -----------  -----------  -----------  -----------
Asset-liability gap.....   (1,004,166)  (3,791,918)   8,282,661    4,026,703
                          -----------  -----------  -----------  -----------
Derivatives affecting
 interest rate
 sensitivity:
 Pay fixed interest rate
  swaps.................      226,828     (185,000)     (18,943)     (22,885)
 Receive fixed interest
  rate swaps............     (123,000)      20,000       10,000       93,000
 Caps, floors and
  collars...............      (76,050)      47,250       28,800          --
                          -----------  -----------  -----------  -----------
                               27,778     (117,750)      19,857       70,115
                          -----------  -----------  -----------  -----------
Interest rate
 sensitivity gap........  $  (976,388) $(3,909,668) $ 8,302,518  $ 4,096,818
                          ===========  ===========  ===========  ===========
Cumulative interest rate
 sensitivity gap........  $  (976,388) $(4,886,056) $ 3,416,462  $ 7,513,280
                          ===========  ===========  ===========  ===========

--------
(1) Securities based on amortized cost.
(2) Loans and leases include loans held for sale and are net of unearned income.
(3) Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 17
                         Capital--Components and Ratios

                                                             December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                                                              (Dollars in
                                                              thousands)
      Tier 1 capital.................................... $4,591,023  $4,277,531
      Tier 2 capital....................................  1,209,645   1,277,514
                                                         ----------  ----------
      Total regulatory capital.......................... $5,800,668  $5,555,045
                                                         ==========  ==========
      Risk-based capital ratios:
        Tier 1 capital..................................        9.7%       10.3%
        Total regulatory capital........................       12.2        13.4
      Tier 1 leverage ratio.............................        7.3         7.3

                                    Table 18
                     Quarterly Financial Summary--Unaudited

                                              2000                                               1999
                         -------------------------------------------------  --------------------------------------------------
                           Fourth       Third       Second        First       Fourth        Third       Second        First
                           Quarter     Quarter      Quarter      Quarter      Quarter      Quarter      Quarter      Quarter
                         ----------- -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                                  (Dollars in thousands, except per share data)
Consolidated Summary of
 Operations:
 Net interest income
  FTE..................  $   628,589 $   615,274  $   606,755  $   597,746  $   593,826  $   584,253  $   570,691  $   542,992
 FTE adjustment........       53,971      29,177       25,464       25,054       24,720       25,754       24,954       21,625
 Provision for loan and
  lease losses.........       47,958      40,714       30,232       28,283       42,958       29,165       28,428       26,008
 Securities (losses)
  gains, net...........        2,544    (180,778)     (41,109)         (23)      (1,845)      (1,690)      (2,424)       4,329
 Other noninterest
  income...............      274,934     271,550      267,066      252,465      245,311      245,036      248,449      220,262
 Noninterest expense...      474,223     536,084      499,189      491,658      494,814      490,222      455,965      428,667
 Provision for income
  taxes................       98,193      27,597       90,596       98,132       91,916       91,129       99,532       94,608
                         ----------- -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net income............  $   231,722 $    72,474  $   187,231  $   207,061  $   182,884  $   191,329  $   207,837  $   196,675
                         =========== ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Diluted net income per
  share................  $       .51 $       .16  $       .41  $       .45  $       .40  $       .42  $       .51  $       .43
                         =========== ===========  ===========  ===========  ===========  ===========  ===========  ===========
Selected Average
 Balances:
 Assets................  $63,917,592 $62,558,010  $61,050,669  $59,696,087  $58,963,340  $57,890,661  $56,818,889  $54,490,003
 Securities, at
  amortized cost.......   15,482,384  15,341,496   15,126,092   15,011,249   15,093,784   15,451,540   15,033,771   13,677,644
 Loans and leases *....   43,472,712  42,428,208   41,473,500   40,337,792   39,353,196   38,085,724   37,307,713   36,503,790
 Total earning assets..   59,349,356  58,183,365   57,040,202   55,866,969   55,007,797   54,194,849   53,045,846   50,777,243
 Deposits..............   42,225,800  42,001,836   41,153,215   40,272,313   39,248,327   38,883,289   38,369,770   37,843,796
 Short-term borrowed
  funds................    7,050,743   6,105,917    7,279,774    7,524,386    7,431,940    7,148,757    6,784,001    5,558,701
 Long-term debt........    8,595,844   8,546,973    6,969,890    6,375,200    6,648,252    6,382,901    6,117,506    5,569,286
 Total interest-bearing
  liabilities..........   52,017,185  50,690,975   49,371,788   48,433,486   47,723,381   46,930,023   45,876,747   43,766,492
 Shareholders' equity..    5,081,679   5,031,614    4,821,823    4,707,434    4,681,204    4,552,916    4,652,447    4,642,850

------
* Loans and leases are net of unearned income and include loans held for sale.